UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date earliest event reported) October 28, 2023

Commission File Number	Registrant, State of Incorporation or Organization, Address of Principal Executive Offices, Telephone Number, and IRS Employer Identification No.	Commission File Number	Registrant, State of Incorporation or Organization, Address of Principal Executive Offices, Telephone Number, and IRS Employer Identification No.

1-11299	ENTERGY CORPORATION	1-35747	ENTERGY NEW ORLEANS, LLC
	(a Delaware corporation) 639 Loyola Avenue New Orleans, Louisiana 70113 Telephone (504) 576-4000		(a Texas limited liability company) 1600 Perdido Street New Orleans, Louisiana 70112 Telephone (504) 670-3702
	72-1229752		82-2212934

1-32718	ENTERGY LOUISIANA, LLC
(a Texas limited liability company) 4809 Jefferson Highway Jefferson, Louisiana 70121 Telephone (504) 576-4000
47-4469646

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Registrant	Title of Class	Trading Symbol	Name of Each Exchange on Which Registered

Entergy Corporation	Common Stock, $0.01 Par Value	ETR	New York Stock Exchange
	Common Stock, $0.01 Par Value	ETR	NYSE Chicago, Inc.

Entergy Louisiana, LLC	Mortgage Bonds, 4.875% Series due September 2066	ELC	New York Stock Exchange

Entergy New Orleans, LLC	Mortgage Bonds, 5.0% Series due December 2052	ENJ	New York Stock Exchange
	Mortgage Bonds, 5.50% Series due April 2066	ENO	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.     ☐

Item 1.01. Entry into a Material Definitive Agreement

The information set forth under Item 8.01 of this Current Report on Form 8-K is incorporated by reference into this Item 1.01 solely with respect to Entergy New Orleans, LLC, a Texas limited liability company (“Entergy New Orleans”) and majority owned, indirect subsidiary of Entergy Corporation, a Delaware corporation (the “Company”). The ensuing description of the New Orleans PSA (defined below) does not purport to be complete and is qualified in its entirety by reference to the complete text of the New Orleans PSA, which is filed and incorporated herein by reference as Exhibit 1.01.

Item 7.01. Regulation FD Disclosure

On October 30, 2023, the Company and Bernhard Capital Partners Management, LP, a Delaware limited partnership (“Bernhard Capital Partners”), issued a joint press release announcing that Entergy New Orleans and Entergy Louisiana, LLC, a Texas limited liability company (“Entergy Louisiana,” and together with Entergy New Orleans, the “Sellers”), and majority owned, indirect subsidiary of the Company, have entered into an agreement to sell the Company’s regulated natural gas distribution business to affiliates of Bernhard Capital Partners. The joint press release is attached hereto as Exhibit 99.1. The information contained in this Item 7.01 and Exhibit 99.1 shall be deemed “furnished” and not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.

Item 8.01 Other Events.

Entergy Corporation, Entergy Louisiana, LLC and Entergy New Orleans, LLC

On October 28, 2023, each of Entergy New Orleans and Entergy Louisiana entered into separate Purchase and Sale Agreements (collectively, the “PSAs,” and each, a “PSA”) with respect to the sale of their respective regulated natural gas local distribution company businesses to two separate affiliates of Bernhard Capital Partners. Under the PSAs, Entergy New Orleans has agreed to sell its regulated natural gas local distribution company business serving customers in the Parish of Orleans, Louisiana (the “ENO Gas Business”), and Entergy Louisiana has agreed to sell its regulated natural gas local distribution company business serving customers in the Parish of East Baton Rouge, Louisiana (the “ELL Gas Business” and together with the ENO Gas Business, the “Entergy Gas Business” and such transactions, the “Transactions,” and each, a “Transaction”).

The base purchase price to be paid by the buyer of the ENO Gas Business (the “ENO Buyer”) is $285.5 million, and the base purchase price to be paid by the buyer of the ELL Gas Business (the “ELL Buyer” and, together with the ENO Buyer, the “Buyers”) is $198 million, in each case subject to certain adjustments at the closing of the Transactions.

Each PSA contains customary representations, warranties and covenants related to the applicable business and the respective Transactions. Between the date of the PSAs and the completion of the Transactions, each of Entergy New Orleans and Entergy Louisiana has agreed to cause the ENO Gas Business and the ELL Gas Business, respectively, to operate in the ordinary course of business and has agreed to certain other operating covenants with respect to each of the ENO Gas Business and the ELL Gas Business.

The Transactions will proceed in two phases: (a) an “Initial Phase” prior to regulatory approvals in connection with both Transactions, and (b) a “Second Phase” following regulatory approvals in connection with both Transactions to the extent that certain conditions are satisfied or (where permissible) waived for both Transactions. These regulatory approvals include (i) for the sale of the ENO Gas Business, the approval of the City Council of New Orleans and (ii) for the sale of the ELL Gas Business, the approval of the Louisiana Public Service Commission and the Metropolitan Council for the City of Baton Rouge and Parish of East Baton Rouge. Additionally, while approval of the Transactions is generally not required from the Federal Energy Regulatory Commission (the “FERC”), the parties will seek a waiver of the FERC’s capacity release rules, as applicable.

The PSAs may be terminated by any party if the Second Phase does not start within 15 months of October 28, 2023 (or within 18 months if the only remaining conditions to starting the Second Phase are obtaining the regulatory approvals). The consummation of each of the Transactions is subject to satisfaction of certain customary closing conditions, including the receipt of the regulatory approvals, clearance under the Hart-Scott Rodino Act, and the concurrent closing of the other Transaction. Under the PSAs, the closing of the Transactions is not required to occur earlier than the later of six months following the initiation of the Second Phase and July 28, 2025, and the PSA may be terminated by either party in the event the closing has not occurred prior to October 28, 2025. Neither Transaction is subject to a financing condition for the applicable Buyer.

The PSAs are subject to customary termination provisions. If the PSAs are terminated in certain circumstances, each Seller may be liable to the applicable Buyer for a portion of the Buyer’s transition costs incurred in connection with transitioning the applicable business. The Sellers’ aggregate liability for such transaction costs shall not exceed $7.5 million if termination occurs during the Initial Phase or $12.5 million if termination occurs during the Second Phase (with responsibility allocated between the Sellers pro rata based on the relative purchase price).

If the PSAs are terminated in certain circumstances, each Buyer may be liable to each Seller for a reverse termination fee, equal to 7% of the applicable base purchase price if termination occurs during the Initial Phase, or 10% of the applicable base purchase price if the termination occurs in the Second Phase.

Cautionary Note Regarding Forward-Looking Statements

In this Current Report on Form 8-K, and from time to time, Entergy Corporation, Entergy Louisiana and Entergy New Orleans (collectively, “Entergy”) make certain “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements include, among other things, statements regarding: Entergy’s current financial and operational outlooks; expected timing and closing of the sale of the Entergy Gas Business and the Transactions or performance by any of the Buyers or Bernhard Capital Partners with respect thereto; and other statements of Entergy’s plans, beliefs, or expectations included in this Current Report on Form 8-K. Readers are cautioned not to place undue reliance on these forward-looking statements, which apply only as of the date of this Current Report on Form 8-K. Except to the extent required by the federal securities laws, Entergy undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events, or otherwise.

Forward-looking statements are subject to a number of risks, uncertainties, and other factors that could cause actual results to differ materially from those expressed or implied in such forward-looking statements, including (a) those factors discussed elsewhere in this Current Report on Form 8-K and in Entergy’s most recent Annual Report on Form 10-K, any of its subsequently filed Quarterly Reports on Form 10-Q, and any of its other subsequently filed reports and filings made under the Securities Exchange Act of 1934; (b) risks and uncertainties associated with executing the Transactions regarding the Entergy Gas Business, including (1) the risk that any such transaction may not be completed as and when expected, or at all; (2) the failure to obtain regulatory approvals necessary to consummate the Transactions or to obtain regulatory approvals on favorable terms, (3) the risk that the anticipated benefits of the Transactions may not be realized; (4) the outcome of any legal proceedings, regulatory proceedings or enforcement matters that may be instituted relating to the Transaction; (5) Transaction impacts with respect to relationships with customers, time and attention of management, employees, regulators or suppliers; and (6) exceeding the expected costs of the Transaction; (c) direct and indirect impacts to Entergy or its customers from cyber, geopolitical or other catastrophic events; and (d) effects on Entergy or its customers of (1) changes in federal, state, or local laws and regulations and other governmental actions or policies, including changes in monetary, fiscal, tax, environmental, or energy policies; (2) the effects of changes in commodity markets, capital markets, or economic conditions; and (3) the effects of technological change, including the costs, pace of development, and commercialization of new and emerging technologies.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits.

Exhibit No.	Description
1.01*	Purchase and Sale Agreement, between Entergy New Orleans, LLC, as Seller, and Delta States Utilities NO, LLC, as Buyer, dated October 28, 2023.

99.1	Joint Press Release, dated October 30, 2023, issued by Entergy Corporation and Bernhard Capital Partners.

104	Cover Page Interactive Data File – the cover page XBRL tags are embedded within the Inline XBRL document.

* Schedules and exhibits have been omitted pursuant to Item 601(a)(5) of Regulation S-K. A copy of any omitted schedule or exhibit will be furnished supplementally to the SEC upon request.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, each registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Entergy Corporation
Entergy Louisiana, LLC
Entergy New Orleans, LLC

By: /s/ Marcus V. Brown
Marcus V. Brown Executive Vice President and General Counsel

Dated: October 30, 2023